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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              AML COMMUNICATIONS
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                        [AML COMMUNICATIONS LETTERHEAD]



August 25, 1998

Dear Stockholder:

     The Annual Meeting of Stockholders of AML Communications, Inc. (the "Company") scheduled to be held on Tuesday, August 25, 1998, has been postponed to 10:00 a.m. on Thursday, September 10, 1998. The meeting will be held at the Company's offices at 1000 Avenida Acaso, Camarillo, California 93012.

     Please note that all of the information in the proxy statement and the proxy card, which you previously received or which accompany this letter, remains applicable to the September 10, 1998 meeting, except that the list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours through September 9, 1998, at the Company's offices.

     If you receive proxy materials with this letter, please sign, date and mail the enclosed proxy card in the pre-addressed envelope provided with this letter.


                                           Very truly yours,


                                           /s/Edwin J. McAvoy
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                                           Edwin J. McAvoy
                                           Secretary